Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Arena Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack Lief, as President and Chief Executive Officer of the Company, and Robert E. Hoffman, as Senior Vice President, Finance and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Lief	/s/ Robert E. Hoffman
Jack Lief	Robert E. Hoffman
President and Chief Executive Officer	Senior Vice President, Finance and Chief Financial Officer

Date: August 9, 2012	Date: August 9, 2012